December 27, 2023

Ryan Sutcliffe, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Retirement Funds, Inc. (“Registrant”)
 consisting of the following series and classes:

  T. Rowe Price Retirement Income 2020 Fund

   T. Rowe Price Retirement Income 2020 Fund—I Class

  T. Rowe Price Retirement Income 2025 Fund

   T. Rowe Price Retirement Income 2025 Fund—I Class

 File Nos. 333-92380/811-21149

Dear Mr. Sutcliffe:

This letter is being filed in accordance with Rule 497(j) of the Securities Act of 1933. There were no changes to the prospectuses and Statement of Additional Information (“SAI”) that were filed under Rule 485(b) on December 18, 2023.

The Funds’ prospectuses and SAI went effective automatically on December 27, 2023.

If you have any questions about this filing, please give me a call at 410-345-4981 or, in my absence, Brian R. Poole at 410-345-6646.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman